REPUBLIC  OF  YEMEN
MINISTRY  OF  OIL  &  MINERAL  RESOURCES


MEMORANDUM  OF  UNDERSTANDING


This Memorandum of understanding (MOIU) is made and entered into on the 17th day Of Rajab 1420 H, corresponding to the 26th day, of October 1999, between the Following Parties:

1- The Ministry of Oil & Mineral Resources in the Republic of Yemen (Hereinafter referred to as MINISTRY):

                                          And
                                          ---

2- ADAIR INTERNATIONAL OIL & GAS, INC (ADAIR), a Texas Corporation, having its headquarters at 3000 Richmond Avenue Suite 100, Houston, Texas, USA, and PARTNERS IN EXPLORATION, LLC (PIE), a limited liability corporation, having its headquarters at 1001 Hampshire Lane, Richardson, Texas, USA being duly organized and existing under the Laws and Regulations of The State of Nevada, with ADAIR and PIE as joint venture partners (hereinafter referred to as "CONTRACTOR").

In Reference to Block No (20) Al-Sabatain area of Marib-Shabwa Govern orates Republic of Yemen as determined by the coordinates, and the map attached hereto with approximate area of 2049 Sq. Km.

The MINISTRY and the CONTRACTOR hereby agree to start negotiating in good faith a production sharing Agreement (PSA) immediately and finalize it within a maximum two (2) months period from the date of signing of this MOU, During the said period of (2) months, MINISTRY agrees that it will not enter into any Memorandum of Understanding, commitment or agreement in respect of the said block No (20) with any party other than CONTRACTOR, In the event the Parties are not able to agree upon the terms and conditions of the PSA within the said two
(2) months period, this MOU will automatically expire and be of no further force or effect, unless extended in writing by the Parties hereto.

This MOU records the basis for the principal commercial terms of the PSA. The Exploration period shall be ( 5 ) Years to be divided into (2) phases:

The  First  Exploration  Phase:
-------------------------------
The First Phase of Exploration Period shall be an obligatory period of Thirty Six ( 36) months plus Zero ( 0 ) Months extension upon written Request by the CONTRACTOR and the approval of the MINISTRY.
Minimum  Exploration  Work  Program  and  Budget:


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MINIMUM EXPLORATION WORK PROGRAM AND BUDGET:
--------------------------------------------

-    Reprocess  (1000 km of 2D seismic  data  related  to the Block (U$  300,000
     USD).
- Conduct, acquire, process and interpret minimum Zero Km (2D) of New seismic lines.
- Conduct, acquire, process and interpret minimum 100 Sq Km (3D) of New seismic lines ($ 4,0 Million USD).
- Drill and evaluate ( 2 ) exploration wells with total depth as mutually agreed and Technically Justified to test identified prospect objectives ($4,0 million USD).

The CONTRACTOR shall provide to the MINISTRY full amount of irrevocable Letter of Credit, issued by any local Bank in ROY, or mutually acceptable Bank in correspondence with a Yemeni Bank and submitted to the MINISTRY on the signature date of the PSA and becomes valid on the Effective date, of the total
Expenditure Commitment of the First Exploration Phase and shall be in the minimum amount of Eight Million Three Hundred Thousand United State Dollars (US$ 8,3).

The  Second  Exploration  Phase:
--------------------------------

The Second Phase ( optional ) shall be twenty-four ( 24 ) months plus twelve ( 12 ) months extension upon approval of the MINISTRY.

Minimum  Exploration  work  Program  and  Budget:

- Conduct, acquire, process and interpret an additional Zero Km (2D) of New seismic lines.
- Conduct, acquire, process and interpret minimum Zero Sq Km (3D) of New seismic lines.
- Drill and evaluate four (4) exploration wells with total depth as mutually agreed and Technically Justified to test identified prospect objectives Eight Million United State Dollars (US$ 8,0 Million).

The CONTRACTOR shall provide to the MINISTRY full amount of irrevocable Letter of Credit, issued by local Bank in ROY, or mutually acceptable Bank in correspondence with a Yemeni Bank and submitted to the MINISTRY in due time, of the total minimum Expenditure commitment by the CONTRACTOR of the Second Phase and shall be in the Minimum amount of Eight Million United State Dollars (US$ 8,0).

The Total Minimum Expenditures for both phases will be Sixteen Million Three Hundred Thousand United State Dollars (US$ 16,3 Million).

The minimum work commitment shall be carried out and performed in full regardless of the minimum Expenditure commitment and according to Good International Petroleum Industry Practices.


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ROYALTY
-------
The  MINISTRY  shall  be  entitled  to  have  as  Royalty:-
     0  -  25,000                BOPD     (3%)
     25,000  -  50,000           BOPD     (4%)
     50,000  -  75,000           BOPD     (5%)
     75,000  -  100,000          BOPD     (6%)
     In  excess  of  100,000     BOPD     (8%)

Fixed  Tax:
-----------
CONTRACTOR shall pay a fixed percentage tax (" fixed tax ") equivalent to Three (3%) percent of all its actual Exploration Expenditures incurred and paid in conducting its Exploration Operations.

Signature  Bonus:
-----------------
The CONTRACTOR shall pay to the MINISTRY Four Hundred Thousand United State Dollars (US$ 400,000 ) as signature Bonus. The CONTRACTOR shall provide to the MINISTRY full amount of irrevocable Letter of Credit, issued by any local bank in ROY and submitted to the MINISTRY within (2) weeks after the signing of the PSA, such letter of Credit shall be payable immediately upon the ratification of the PSA by Parliament or by authorization of the PSA by Presidential Decree.

Commercial  and  Production  Bonuses:
-------------------------------------
- US Dollars One Million (US$ 1,0) within fifteen (15) days after first tanker lifting.

-    US Dollars One Million  (US$ 1.0 ) when the  Production  reaches  (12,500 )
     BOPD.

-    US Dollars  One Million  (US$ 1.0) when the  Production  reaches  (25,000 )
     BOPD.

-    US Dollars Two Million  (US$ 2.0 ) when the  Production  reaches ( 50,000 )
     BOPD.

-    US Dollars Three Million (US$ 3.0 ) when the Production  reaches  (75,000 )
     BOPD.

-    US Dollars Four Million (US$ 4.0 ) when the  Production  reaches  (100,000)
     BOPD.

Each of the Bonuses is to be paid once only at time as the production level is achieved for a period of thirty (30) consecutive days as indicated above

Training  Bonus:
----------------
The CONTRACTOR shall pay annually to the MINISTRY during the Agreement Period an amount of One Hundred Thousand United State Dollars (US$ 100,000) as Training Bonus commencing from the effective date.

Institutional  bonus:
---------------------
The CONTRACTOR shall pay annually to the MINISTRY during the Agreement Period an
Amount   of   one  hundred  Thousand  United  State  Dollars (US $  100,000)  as
Institutional Bonus  commencing  from  the  Effective  date.


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Social  Development  Bonus:
----------------------------

The  CONTRACTOR  Shall  ay  annually  to  the  MINISTRY  during  the  Agreement
Period  an  amount  of     Thousand  United  State  Dollars (US$ 5.0OO&) as
Social Development  Bonus  commencing  from  the  Effective  date

All Taxes, Royalties and Bonuses are not recoverable from the Cost Oil. Cost Oil
Recovery:

COST OIL RECOVERY:
------------------

Fifty percent (50 %) Maximum of oil produced and saved after deduction of Royalty, shall be allocated for the recovery of costs incurred and paid by the CONTRACTOR in conducting petroleum operations in the Agreement Area, and will be recovered annually as follows:-

-     Exploration  Expenditure      75%.
-     Development  Expenditure      75%.
-     Operation  Expenditure       100%.

Production  sharing  oil:
-------------------------

Increment                       MINISTRY      CONTRACTOR
0-12,500             BOPD          63%            37%
12,500-25,000        BOPD          65%            35%
25,000-50,000        BOPD          70%            30%
50.000-75,000        BOPD          75%            25%
75,000-100,000       BOPD          80%            20%
In excess of 100,000 BOPD          82%            18%

Relinquishments:
----------------

     - 25% of the original area at the and of the First phase of the Exploration period, if the CONTRACTOR elects to enter into the Second phase of the exploration period.

     -     100%  of  the  remaining  area  except  the  area
           (s)  transferred  into development  area  (s).

Development  Period:
--------------------

The  development  period  shall  be  Twenty ( 20 ) years starting from the first
Commercial Discovery and can be extended up to five (5) years Upon six (6) months written request by the CONTRACTOR and subject to written approval of the MINISTRY.


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MINISTRY'S  Participating  Carried  Interests:
----------------------------------------------

The MINISTRY'S operating arm the Yemen Company shall acquire as of the CONTRACTOR'S right and working Interests of seven percent (7%) under the PSA.


This MOU is signed in two (2) originals in the English language, MINISTRY and one (1) for the CONTRACTOR.


On behalf of the MINISTRY               On behalf of the CONTRACTOR
                                        1- ADAIR
                                           INTERNATIONAL
                                           OIL
By:  /s/  RASHID  S.  BA-RABA'A          By:  /s/  JALAL  AL  GHANI
   ----------------------------             ------------------------------------
Name:     RASHID  S.  BA-RABA'A          Name:     JALAL  AL  GHANI
   Title: Deputy  Minister                 Title: Vice Chairman and Chief
                                               Financial  Officer

                                        2- PARTNERS
                                           IN EXPLORATION

                                        By:  /s/ RICHARD  G.  BOYCE
                                           -------------------------------------
                                        Name:    RICHARD  G.  BOYCE

                                        Title:  Vice  President


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